Exhibit 10.3

AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”), dated as of April 5, 2017, amends that certain Second Amended and Restated Limited Liability Company Agreement of Springleaf Financial Holdings, LLC, a Delaware limited liability company (the “Company”), dated as of June 6, 2013, as amended on October 13, 2015 and October 26, 2015, by and among the Company and the Members (the “Agreement”).
W I T N E S S E T H
WHEREAS, in connection with the continued employment of Scott T. Parker and Robert Hurzeler (the “Executives”) by OneMain Holdings, Inc. (formerly Springleaf Holdings, Inc.), it has been proposed that, among other things, (i) Mr. Parker surrender to the Company for cancellation his outstanding Series B-2 Incentive Units (the “B-2 Surrender”), (ii) Jay Levine and John Anderson each surrender to the Company for cancellation a portion of their outstanding Series B-1 Incentive Units (the “B-1 Surrender”), and (iii) the Executives be awarded newly-issued Series B-2 Incentive Units (the “Issuance”);
WHEREAS, in connection with the foregoing, (i) the Board has approved each of the B-1 Surrender, the B-2 Surrender and the Issuance and (ii) the Board and the Members holding a Majority Interest have determined to amend the Agreement in accordance with Section 14.1 of the Agreement as set forth herein and have adopted and approved the Amendment; and
WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.The definition of “Aggregate Series B-1 Incentive Unit Percentage” is hereby amended and restated in its entirety to read as follows:
““Aggregate Series B-1 Incentive Unit Percentage” of a Member as of a specified date shall mean the percentage determined by dividing (A) the aggregate number of Series B-1 Incentive Units held by such Member as of such date by (B) 9,492.
2.The definition of “Aggregate Series B-2 Incentive Unit Percentage” is hereby amended and restated in its entirety to read as follows:
““Aggregate Series B-2 Incentive Unit Percentage” of a Member as of a specified date shall mean the percentage determined by dividing (A) the aggregate number of Series B-2 Incentive Units held by such Member as of such date by (B) 2,052.
3.The last sentence of Section 5.1(g) is hereby amended and restated in its entirety to read as follows:

“Except as otherwise determined by FCFI (solely with respect to Series B-2 Incentive Units), the parties hereto acknowledge and agree that the Series A Incentive Units and the Series B Incentive Units are intended to be “profits interests” for U.S. federal income tax purposes as of the date of issuance thereof within the meaning of Rev. Proc. 93-27, 1993-2 C.B. 343, as clarified by Rev. Proc. 2001-43, 2001-2 C.B. 191.”
4.Section 6.5 is hereby amended and restated in its entirety to read as follows:
6.5    Series B Distributions. Distributions from Series B to its Members shall be allocated and made from Distributable Proceeds attributable to Series B in the following manner and priority:
(a)    First, 100% of all Distributions shall be made to the holders of the Series B Common Units in proportion to each such holder’s Aggregate Series B Common Unit Percentage, until the aggregate amount distributed to holders of the Series B Common Units pursuant to this Section 1.1(a), equals $1,280,080,000 (the Distributions made pursuant to this Section 1.1(a) being referred to herein as “Series B First Priority Distributions”);
(b)    Second, after Series B First Priority Distributions shall have been made, (x) 82.5% of any subsequent Distributions shall be made to the holders of Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages, and (y) 17.5% of any such Distributions shall be made to the holders of Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages until the aggregate amount distributed to holders of the Series B Common Units and Series B-1 Incentive Units pursuant to Section 6.5(a) and this Section 6.5(b) equals $1,780,859,375; provided that to the extent the full 17.5% is not distributable hereunder due to the outstanding Series B-1 Incentive Units representing less than 100% of the total number of Series B-1 Incentive Units outstanding as of October 9, 2013, any remaining amounts shall be distributed to the holders of the Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages (the Distributions made pursuant to this Section 6.5(b) being referred to herein as “Series B Second Priority Distributions”);
(c)    Third, after Series B Second Priority Distributions shall have been made, (x) 82.5% of any subsequent Distributions shall be made to the holders of Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages, (y) 14.5% of any such Distributions shall be made to the holders of Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages; provided that to the extent the full 14.5% (or any amount of distributions reallocated to the Series B-1 Incentive Units pursuant to the proviso in clause (z) of this Section 6.5(c)) is not distributable hereunder due to the outstanding Series B-1 Incentive Units representing less than 100% of the total number of Series B-1 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages, and (z) 3.0% of any such Distributions shall be made to holders of Series B-2 Incentive Units in accordance with their respective Aggregate Series B-2 Incentive Unit Percentages; provided that to the extent the full 3.0% is not distributable hereunder due to the outstanding Series B-2 Incentive Units representing less than 100% of the total number of Series B-2 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages, until the aggregate amount distributed to holders of the Series B Common Units, Series B-1 Incentive Units and Series B-2 Incentive

Units pursuant to Section 6.5(a), Section 6.5(b) and this Section 6.5(c) equals $3,455,234,375 (the Distributions made pursuant to this Section 6.5(c) being referred to herein as “Series B Third Priority Distributions”); and
(d)    Fourth, after Series B Third Priority Distributions shall have been made, (w) 82.500% of any subsequent Distributions shall be made to the holders of Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages, (x) 13.833% of any such Distributions shall be made to the holders of Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages; provided that to the extent the full 13.833% (or any amount of distributions reallocated to the Series B-1 Incentive Units pursuant to the provisos in clauses (y) and (z) of this Section 6.5(d)) is not distributable hereunder due to the outstanding Series B-1 Incentive Units representing less than 100% of the total number of Series B-1 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages, (y) 3.000% of any such Distributions shall be made to holders of Series B-2 Incentive Units in accordance with their respective Aggregate Series B-2 Incentive Unit Percentages; provided that to the extent the full 3.000% is not distributable hereunder due to the outstanding Series B-2 Incentive Units representing less than 100% of the total number of Series B-2 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages, and (z) 0.666% of any such Distributions shall be made to holders of Series B-3 Incentive Units in accordance with their respective Aggregate Series B-3 Incentive Unit Percentages; provided that to the extent the full 0.666% is not distributable hereunder due to the outstanding Series B-3 Incentive Units representing less than 100% of the total number of Series B-3 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages.
5.The first sentence of Section 7.5(a) is hereby amended and restated in its entirety to read as follows:
“Except as otherwise determined by FCFI (solely with respect to Series B-2 Incentive Units), the Tax Matters Member of each Series is hereby authorized and directed to cause such Series to make an election to value any Incentive Units issued by such Series as compensation for services to or for the benefit of such the Company or such Series (collectively, “Compensatory Interests”) at liquidation value (the “Safe Harbor Election”), as the same may be permitted pursuant to or in accordance with the finally promulgated successor rules to Proposed Treasury Regulations Section 1.83-3(1) and IRS Notice 2005-43 (collectively, the “Proposed Rules”).”
6.The Membership Table included as Schedule A to the Agreement is hereby replaced with the Membership Table attached hereto as Exhibit A.
7.The provisions (or portions thereof) of the Agreement which have not been modified or amended by this Amendment shall remain in full force and effect.
8.This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

9.In accordance with Section 14.1(d), this Amendment shall be binding on all Members and Assignees, whether or not such Member or Assignee has executed the Agreement or this Amendment.
10.This Amendment may be executed in two or more counterparts by the parties hereto, each of which when so executed will be an original, but all of which together will constitute one and the same instrument.
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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers thereunto duly as of the date first above written.
COMPANY:

SPRINGLEAF FINANCIAL HOLDINGS, LLC

By:    /s/ Randal Nardone
Name:    Randal Nardone
Title:    President

MEMBER OF THE COMPANY
HOLDING A MAJORITY INTEREST:

FCFI ACQUISITION LLC

By:    /s/ Randal Nardone
Name:    Randal Nardone
Title:    President

MANAGEMENT MEMBERS

JAY LEVINE

/s/ Jay Levine

JOHN ANDERSON

/s/ John Anderson

SCOTT PARKER

/s/ Scott Parker

EXHIBIT A

MEMBERSHIP TABLE

Name & Address (including fax number) of Member	Initial Capital Contribution to Series A	Initial Capital Contribution to Series B	Additional Capital Contributions to Series A	Additional Capital Contributions to Series B	Number of Series A Common Units and Aggregate Series A Common Unit Percentage	Number of Series B Common Units and Aggregate Series B Common Unit Percentage	Number of Series A Incentive Units and Aggregate Series A Incentive Unit Percentage	Number of Series B-1 Incentive Units and Aggregate Series B-1 Incentive Unit Percentage	Number of Series B-2 Incentive Units and Aggregate Series B-2 Incentive Unit Percentage	Number of Series B-3 Incentive Units and Aggregate Series B-3 Incentive Unit Percentage
FCFI Acquisition LLC c/o Fortress Investment Group LLC 1345 Avenue of the Americas, 46th Floor New York, NY 10019 (F) (212) 798-6120 Attn: Mr. Randal A. Nardone E-mail: rnardone@fortress.com with a copy (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 (F) (212) 735-2000 Attention: Gregory A. Fernicola Joseph A. Coco		$1,280,000,000				1,280,000 Units; 99.9955%
AIG Capital Corporation
c/o American International Group, Inc.
80 Pine Street
New York, NY 10005
(F) (212) 425-2175
Attn: General Counsel

and the Observer, as from time to time appointed by AIG Capital
E-mail: Jeff.Swiatek@aig.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY  10153
(F)  (212) 310-8007
Attention: Michael J. Aiello
                   Joseph T. Verdesca
	$240,000,000 (Series A-1); $80,000,000 (Series A-2)				240,000 (Series A-1); 80,000 (Series A-2); 99.994%
Jay Levine Address, e-mail and fax number as shown in the Company’s personnel records			$13.333.33 (Series A-1)	$44,775.703	13.422 (Series A-1) 0.004%	34.124 0.0027%	2,000 Units; 66.66%	6,328 Units; 66.66%
John Anderson Address, e-mail and fax number as shown in the Company’s personnel records			$6,666.76 (Series A-1)	$22,387.920	6.711 (Series A-1) 0.002%	17.063 0.0013%	1,000 Units; 33.33%	3,164 Units; 33.33%

Name & Address (including fax number) of Member	Initial Capital Contribution to Series A	Initial Capital Contribution to Series B	Additional Capital Contributions to Series A	Additional Capital Contributions to Series B	Number of Series A Common Units and Aggregate Series A Common Unit Percentage	Number of Series B Common Units and Aggregate Series B Common Unit Percentage	Number of Series A Incentive Units and Aggregate Series A Incentive Unit Percentage	Number of Series B-1 Incentive Units and Aggregate Series B-1 Incentive Unit Percentage	Number of Series B-2 Incentive Units and Aggregate Series B-2 Incentive Unit Percentage	Number of Series B-3 Incentive Units and Aggregate Series B-3 Incentive Unit Percentage
Scott T. Parker Address, e-mail and fax number as shown in the Company’s personnel records				$7,659.457 (deemed contribution attributable to purchased Units)		3.233 0.0003%			1,368 Units 66.6%
Robert Hurzeler Address, e-mail and fax number as shown in the Company’s personnel records									684 Units 33.3%
David Hogan Address, e-mail and fax number as shown in the Company’s personnel records				$2,588.460 (deemed contribution attributable to purchased Units)		1.078 0.0001%				228 Units 50%
Bradford Borchers Address, e-mail and fax number as shown in the Company’s personnel records				$2,588.460 (deemed contribution attributable to purchased Units)		1.078 0.0001%				228 Units 50%

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